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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 4, 2004
                                                  ------------------


                             ABERCROMBIE & FITCH CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-12107                  31-1469076
       --------------                ----------------           --------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

         Item 2.02.  Results of Operations and Financial Condition.
         ---------------------------------------------------------

         On November 4, 2004, Abercrombie & Fitch Co. (the "Registrant") issued a news release reporting, among other things, net sales for the four-week period ended October 30, 2004, net sales for the third quarter period ended October 30, 2004 and net sales for the fiscal year-to-date. A copy of the November 4, 2004 news release is furnished as Exhibit 99 and is incorporated herein by reference.

Section 7 - Regulation FD

         Item 7.01.  Regulation FD Disclosure.
         ------------------------------------

         On November 4, 2004, the Registrant issued a news release reporting, among other things, net sales for the four-week period ended October 30, 2004, net sales for the third quarter period ended October 30, 2004 and net sales for the fiscal year-to-date. A copy of the November 4, 2004 news release is furnished as Exhibit 99 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

         Item 9.01.  Financial Statements and Exhibits.
         ---------------------------------------------

                  (a)      Financial statements of businesses acquired:
                           -------------------------------------------

                           Not applicable.

                  (b)      Pro forma financial information:
                           -------------------------------

                           Not applicable.

                  (c)      Exhibits:
                           --------

         The following exhibit is being furnished with this Current Report on Form 8-K:

                  Exhibit No.          Description
                  -----------          -----------
                       99              News Release Issued by Abercrombie &
                                       Fitch Co. on November 4, 2004


         The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of




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the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.


                  [Remainder of page intentionally left blank;
                          signature on following page.]


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ABERCROMBIE & FITCH CO.


Dated:  November 4, 2004                    By: /s/ Susan J. Riley
                                                -----------------------------
                                                Susan J. Riley
                                                Senior Vice President-Chief
                                                Financial Officer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated November 4, 2004

                             Abercrombie & Fitch Co.


        Exhibit No.           Description
        -----------           -----------
             99               News Release Issued by Abercrombie & Fitch Co.
                              on November 4, 2004



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